NUVEEN MUTUAL FUNDS

SUPPLEMENT DATED APRIL 30, 2018

TO PROSPECTUSES

Nuveen Municipal Trust

    Prospectuses dated August 1, 2017

Nuveen Multistate Trust I

    Prospectus dated September 29, 2017

Nuveen Multistate Trust II

    Prospectuses dated June 30, 2017

Nuveen Multistate Trust III

    Prospectus dated September 29, 2017

Nuveen Multistate Trust IV

    Prospectus dated September 29, 2017

Nuveen Investment Trust

    Prospectuses dated October 31, 2017

    Prospectus dated December 29, 2017

Nuveen Investment Trust II

    Prospectus dated October 31, 2017

    Prospectuses dated November 30, 2017

    Prospectus dated December 18, 2017

    Prospectus dated December 29, 2017

    Prospectus dated January 31, 2018

Nuveen Investment Trust III

    Prospectus dated January 31, 2018

Nuveen Investment Trust V

    Prospectus dated November 30, 2017

    Prospectuses dated January 31, 2018

    Prospectus dated April 10, 2018

Nuveen Investment Funds, Inc.

    Prospectus dated August 1, 2017

    Prospectus dated September 29, 2017

    Prospectus dated October 31, 2017

    Prospectus dated February 28, 2018

Nuveen Strategy Funds, Inc.

    Prospectus dated December 29, 2017

The following information is hereby added to each Appendix to the Prospectus:

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if Class I or a similar share class for such investment advisory program is not available).
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if Class I or a similar share class for such investment advisory program is not available).
•	Shares purchased through reinvestment of capital gain distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date (unless this prospectus elsewhere provides for the automatic conversion of Class C shares to Class A shares following the same or a shorter holding period). To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) tax sheltered custodial accounts subject to ERISA, and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, daughter, step son, step daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Class A Share Front-End Sales Charge Waivers Available at Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s prospectus or SAI. Shareholders should contact Morgan Stanley Wealth Management to determine their eligibility for these waivers and discounts.

•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-ALLP-0418P